UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21411

Eaton Vance Senior Floating-Rate Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Senior Floating-Rate Trust (EFR)

Annual Report

October 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2019

Eaton Vance

Senior Floating-Rate Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	47

Federal Tax Information	48

Annual Meeting of Shareholders	49

Dividend Reinvestment Plan	50

Management and Organization	52

Important Notices	55

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended October 31, 2019, the U.S. floating-rate loan market delivered positive performance with the S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, posting a total return of 2.67%.

The period opened on a weak technical footing as year-end retail loan fund redemptions in November and December 2018 weighed on prices. Although the New Year brought renewed investor appetite for the asset class and performance improved from January through early spring, subsequent performance was muted amid a declining interest rate environment. However, strong institutional demand proved to be a stabilizing force that helped overall total returns for the asset class to remain positive. The average loan price within the Index began the year at $98.1 and ended the period at $95.4.

In contrast, issuer fundamentals painted a relatively benign picture. The Index par-weighted default rate began the period at 1.92% — below its long-term average — and fell to a monthly low of 0.93% in March, before settling at 1.43% to close the year.

At the same time, signs of market stress remained relatively low with the percentage of loans within the Index trading below $80, often referred to as the distress ratio, representing an average of less than 3% for the period.

At the beginning of the period, with U.S. economic data largely positive, U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate to 2.25%-2.50%. After holding interest rates steady through the first half of 2019, the Fed the cut its benchmark interest rate to 2.00%-2.25% in July — its first reduction in over a decade — followed by two more interest rate drops in September and October to end the period at 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Fund Performance

For the 12-month period ended October 31, 2019, Eaton Vance Senior Floating-Rate Trust (the Fund) returned 1.69% at net asset value (NAV), underperforming its benchmark, the Index, which returned 2.67%.

The Index is unmanaged and returns do not reflect any applicable sales charges, commissions, expenses, or leverage.

The Fund’s performance during the period was affected by multiple factors. On the sector level, loan selection in the retail sector detracted from Fund returns relative to the Index, as did loan selection in home furnishings and financial intermediaries. An overweight exposure to drug companies also detracted from relative returns versus the Index, as volatility related to the opioid market weighed on Fund performance during the period.

The Fund’s exposure to high yield bonds helped returns relative to the Index, which does not include high yield bonds. The ICE BofAML U.S. High Yield Index returned 8.32%, outperforming the loan market during the period. Additionally, the Fund’s use of leverage6 contributed to returns relative to the Index, which does not employ leverage, and amplified the return of the Fund’s underlying portfolio during the period.

Loan selections in the electronics/electrical and leisure goods/ activities/movies sectors contributed to Fund returns relative to the Index during the period.

From a credit quality8 standpoint, the Fund’s allocation also contributed to performance during the period. The Fund’s overweight exposure to loans rated BB and B, and an underweight position in CCC- and D-rated (defaulted) loans, helped returns relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ, Andrew N. Sveen, CFA, Catherine C. McDermott, William E. Holt, CFA and Daniel P. McElaney, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	11/28/2003	1.69%	5.70%	7.62%
Fund at Market Price	—	3.55	5.08	6.95
S&P/LSTA Leveraged Loan Index	—	2.67%	3.83%	5.11%

% Premium/Discount to NAV[4]
				–11.03%

Distributions[5]
Total Distributions per share for the period				$0.979
Distribution Rate at NAV				6.95%
Distribution Rate at Market Price				7.81%

% Total Leverage[6]
Auction Preferred Shares (APS)				9.15%
Borrowings				26.31

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Fund Profile

Top 10 Issuers (% of total investments)7

Reynolds Group Holdings, Inc.	1.3%

TransDigm, Inc.	1.3

Bausch Health Cos, Inc.	1.2

Asurion, LLC	1.1

Hyland Software, Inc.	1.0

Calpine Corporation	0.8

Jaguar Holding Company II	0.8

Uber Technologies	0.8

Hub International Limited	0.8

MA FinanceCo., LLC	0.7

Total	9.8%

Credit Quality (% of bonds, loans and asset-backed securities)8

Top 10 Sectors (% of total investments)7

Electronics/Electrical	11.7%

Business Equipment and Services	8.3

Health Care	8.2

Leisure Goods/Activities/Movies	4.5

Drugs	4.4

Telecommunications	4.3

Chemicals and Plastics	4.3

Oil and Gas	4.1

Industrial Equipment	4.0

Insurance	3.8

Total	57.6%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Included in the average annual total return at NAV for the five- and ten year periods is the impact of the tender and repurchase of a portion of the Fund’s APS at 92% and 95% of the Fund’s APS per share liquidation preference. Had these transactions not occurred, the total return at NAV would be lower for the Fund.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective November 1, 2019, the Fund is managed by Craig P. Russ, Andrew N. Sveen, Catherine C. McDermott, William E. Holt, and Daniel P. McElaney.

5

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments

Senior Floating-Rate Loans — 134.5%(1)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.3%

Dynasty Acquisition Co., Inc.

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026		488	$489,156

IAP Worldwide Services, Inc.

Revolving Loan, 1.44%, (3 mo. USD LIBOR + 5.50%), Maturing July 19, 2021(2)		311	297,351

Term Loan - Second Lien, 8.60%, (3 mo. USD LIBOR + 6.50%), Maturing July 18, 2020(3)		408	322,667

TransDigm, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023		6,182	6,161,144

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 22, 2024		2,532	2,516,436

Wesco Aircraft Hardware Corp.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 30, 2020		829	828,750

WP CPP Holdings, LLC

Term Loan, 5.68%, (USD LIBOR + 3.75%), Maturing April 30, 2025(4)		1,884	1,855,548

			$12,471,052

Automotive — 3.4%

Adient US, LLC

Term Loan, 6.78%, (3 mo. USD LIBOR + 4.25%), Maturing May 6, 2024		1,397	$1,367,407

American Axle and Manufacturing, Inc.

Term Loan, 4.10%, (USD LIBOR + 2.25%), Maturing April 6, 2024(4)		2,477	2,368,737

Autokiniton US Holdings, Inc.

Term Loan, 8.16%, (1 mo. USD LIBOR + 6.38%), Maturing May 22, 2025		765	734,700

Bright Bidco B.V.

Term Loan, 5.50%, (USD LIBOR + 3.50%), Maturing June 30, 2024(4)		1,492	760,209

Chassix, Inc.

Term Loan, 7.88%, (USD LIBOR + 5.50%), Maturing November 15, 2023(4)		1,326	1,243,476

Dayco Products, LLC

Term Loan, 6.37%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023		1,002	886,715

Garrett LX III S.a.r.l.

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing September 27, 2025	EUR	450	498,539

Term Loan, 4.60%, (3 mo. USD LIBOR + 2.50%), Maturing September 27, 2025		248	241,777

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

IAA, Inc.

Term Loan, 4.06%, (1 mo. USD LIBOR + 2.25%), Maturing August 28, 2026		566	$569,554

Panther BF Aggregator 2 L.P.

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026		3,450	3,406,834

Tenneco, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing October 1, 2025		3,449	3,155,778

Thor Industries, Inc.

Term Loan, 5.81%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026		1,048	1,024,197

TI Group Automotive Systems, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2022	EUR	768	853,338

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022		897	890,906

			$18,002,167

Beverage and Tobacco — 0.8%

Arterra Wines Canada, Inc.

Term Loan, 4.91%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		2,436	$2,421,859

Flavors Holdings, Inc.

Term Loan, 7.85%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020		950	854,927

Term Loan - Second Lien, 12.10%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		1,000	775,000

			$4,051,786

Brokerage / Securities Dealers / Investment Houses — 0.2%

Blackstone Mortgage Trust, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing April 23, 2026		374	$375,933

OZ Management L.P.

Term Loan, 6.69%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023		130	130,162

Resolute Investment Managers, Inc.

Term Loan - Second Lien, 9.43%, (3 mo. USD LIBOR + 7.50%), Maturing April 30, 2023		550	551,375

			$1,057,470

Building and Development — 4.2%

American Builders & Contractors Supply Co., Inc.

Term Loan, Maturing January 15, 2027(5)		2,300	$2,300,239

6	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development (continued)

APi Group DE, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing October 1, 2026	1,400	$1,407,291

Beacon Roofing Supply, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	566	562,739

Brookfield Property REIT, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	941	927,200

Core & Main L.P.

Term Loan, 4.81%, (USD LIBOR + 2.75%), Maturing August 1, 2024(4)	1,061	1,039,829

CPG International, Inc.

Term Loan, 5.93%, (3 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	1,849	1,826,763

DTZ U.S. Borrower, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 21, 2025	5,346	5,368,523

Henry Company, LLC

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing October 5, 2023	390	389,616

NCI Building Systems, Inc.

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	742	719,891

Quikrete Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	2,524	2,516,545

RE/MAX International, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	1,812	1,809,339

Realogy Group, LLC

Term Loan, 4.07%, (1 mo. USD LIBOR + 2.25%), Maturing February 8, 2025	554	531,372

Summit Materials Companies I, LLC

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024	590	591,434

Werner FinCo L.P.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024	1,079	1,032,891

WireCo WorldGroup, Inc.

Term Loan, 6.79%, (1 mo. USD LIBOR + 5.00%), Maturing September 30, 2023	558	542,412

Term Loan - Second Lien, 10.79%, (1 mo. USD LIBOR + 9.00%), Maturing September 30, 2024	1,175	1,133,875

		$22,699,959

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 12.3%

Acosta Holdco, Inc.

Term Loan, 7.00%, (USD Prime + 2.25%), Maturing September 26, 2021		2,033	$622,315

Adtalem Global Education, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025		370	370,891

AlixPartners, LLP

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), Maturing April 4, 2024	EUR	721	808,069

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024		2,197	2,198,717

Allied Universal Holdco, LLC

Term Loan, 4.25%, Maturing July 10, 2026(2)		221	219,514

Term Loan, 6.51%, (6 mo. USD LIBOR + 4.25%), Maturing July 10, 2026		2,229	2,217,087

Altran Technologies S.A.

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 20, 2025	EUR	1,395	1,561,459

AppLovin Corporation

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025		3,128	3,105,244

Belfor Holdings, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026		499	501,244

Bracket Intermediate Holding Corp.

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025		866	856,505

Brand Energy & Infrastructure Services, Inc.

Term Loan, 6.24%, (3 mo. USD LIBOR + 4.25%), Maturing June 21, 2024		513	499,716

Camelot U.S. Acquisition 1 Co.

Term Loan, Maturing October 25, 2026(5)		1,425	1,429,750

Ceridian HCM Holding, Inc.

Term Loan, 4.80%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025		1,411	1,415,820

Change Healthcare Holdings, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing March 1, 2024		5,083	5,060,786

CM Acquisition Co.

Term Loan, 12.10%, (3 mo. USD LIBOR + 10.00%), Maturing July 26, 2023		209	205,168

Cypress Intermediate Holdings III, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024		2,434	2,400,082

Deerfield Dakota Holding, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing February 13, 2025		1,492	1,447,278

7	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

EAB Global, Inc.

Term Loan, 5.74%, (USD LIBOR + 3.75%), Maturing November 15, 2024(4)	1,256	$1,240,177

EIG Investors Corp.

Term Loan, 5.88%, (3 mo. USD LIBOR + 3.75%), Maturing February 9, 2023	2,949	2,801,447

Element Materials Technology Group US Holdings, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing June 28, 2024	368	369,013

Garda World Security Corporation

Term Loan, Maturing October 17, 2026(5)	2,050	2,041,031

IG Investment Holdings, LLC

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025	2,582	2,549,552

IRI Holdings, Inc.

Term Loan, 6.62%, (3 mo. USD LIBOR + 4.50%), Maturing December 1, 2025	1,985	1,865,900

Iron Mountain, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026	837	827,831

J.D. Power and Associates

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing September 7, 2023	3,211	3,214,577

KAR Auction Services, Inc.

Term Loan, 4.13%, (1 mo. USD LIBOR + 2.25%), Maturing September 19, 2026	600	603,125

Kronos Incorporated

Term Loan, 5.25%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023	5,692	5,685,540

KUEHG Corp.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025	2,953	2,923,068

Term Loan - Second Lien, 10.35%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025	400	400,000

Monitronics International, Inc.

Term Loan, 8.60%, (3 mo. USD LIBOR + 6.50%), Maturing March 29, 2024	1,430	1,265,409

PGX Holdings, Inc.

Term Loan, 7.04%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020	1,158	1,028,958

Ping Identity Corporation

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 24, 2025	71	71,269

Pre-Paid Legal Services, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	447	444,098

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Prime Security Services Borrower, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 3.25%), Maturing September 23, 2026		2,282	$2,208,744

Prometric Holdings, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing January 29, 2025		296	288,866

Red Ventures, LLC

Term Loan, 4.80%, (1 mo. USD LIBOR + 3.00%), Maturing November 8, 2024		1,395	1,394,248

SMG US Midco 2, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing January 23, 2025		222	221,302

Spin Holdco, Inc.

Term Loan, 5.25%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022		3,460	3,367,727

Techem Verwaltungsgesellschaft 675 mbH

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing July 31, 2025	EUR	1,479	1,661,172

Tempo Acquisition, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		1,813	1,816,914

Vestcom Parent Holdings, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		482	449,508

WASH Multifamily Laundry Systems, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022		244	237,718

West Corporation

Term Loan, 5.43%, (1 mo. USD LIBOR + 3.50%), Maturing October 10, 2024		321	268,183

Term Loan, 5.93%, (1 mo. USD LIBOR + 4.00%), Maturing October 10, 2024		1,056	886,097

Zephyr Bidco Limited

Term Loan, 5.21%, (3 mo. GBP LIBOR + 4.50%), Maturing July 23, 2025	GBP	700	878,031

			$65,929,150

Cable and Satellite Television — 4.8%

Altice France S.A.

Term Loan, 5.61%, (1 mo. USD LIBOR + 3.69%), Maturing January 31, 2026		741	$724,663

Term Loan, 5.92%, (1 mo. USD LIBOR + 4.00%), Maturing August 14, 2026		1,144	1,129,918

CSC Holdings, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		3,468	3,456,030

8	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

CSC Holdings, LLC (continued)

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		993	$988,282

Term Loan, 4.33%, (3 mo. USD LIBOR + 2.50%), Maturing April 15, 2027		1,234	1,234,368

Numericable Group S.A.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	439	481,604

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		1,804	1,749,638

Radiate Holdco, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024		1,837	1,818,271

Telenet Financing USD, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing August 15, 2026		2,775	2,776,446

Virgin Media Bristol, LLC

Term Loan, 4.42%, (3 mo. USD LIBOR + 2.50%), Maturing January 31, 2028		4,200	4,186,875

Virgin Media SFA Finance Limited

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing January 31, 2029	EUR	1,200	1,335,989

Ziggo B.V.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing January 31, 2029	EUR	2,200	2,443,143

Ziggo Secured Finance Partnership

Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		3,475	3,439,628

			$25,764,855

Chemicals and Plastics — 6.7%

Advanced Drainage Systems, Inc.

Term Loan, 4.06%, (1 mo. USD LIBOR + 2.25%), Maturing July 31, 2026		302	$303,389

Alpha 3 B.V.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024		1,289	1,267,317

Aruba Investments, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		967	964,390

Axalta Coating Systems US Holdings, Inc.

Term Loan, 3.85%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		2,600	2,600,472

Chemours Company (The)

Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing April 3, 2025	EUR	572	623,228

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Emerald Performance Materials, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		495	$491,431

Ferro Corporation

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		317	314,011

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		324	320,837

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		414	410,942

Flint Group GmbH

Term Loan, 4.94%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		142	112,939

Flint Group US, LLC

Term Loan, 4.94%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		856	683,190

Gemini HDPE, LLC

Term Loan, 4.43%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		2,019	2,011,746

H.B. Fuller Company

Term Loan, 3.85%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024		1,645	1,644,077

Hexion, Inc.

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing July 1, 2026	EUR	1,450	1,611,794

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing July 1, 2026		723	723,188

INEOS Enterprises Holdings Limited

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), Maturing August 28, 2026	EUR	175	195,259

INEOS Enterprises Holdings US Finco, LLC

Term Loan, 6.12%, (3 mo. USD LIBOR + 4.00%), Maturing August 31, 2026		250	250,781

INEOS Finance PLC

Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 31, 2024	EUR	2,923	3,215,711

Kraton Polymers, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025		835	832,547

Messer Industries GmbH

Term Loan, 4.60%, (3 mo. USD LIBOR + 2.50%), Maturing March 1, 2026		1,393	1,383,133

Minerals Technologies, Inc.

Term Loan, 4.14%, (USD LIBOR + 2.25%), Maturing February 14, 2024(4)		844	848,159

Momentive Performance Materials, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 15, 2024		424	417,314

9	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Orion Engineered Carbons GmbH

Term Loan, 2.25%, (3 mo. EURIBOR + 2.25%), Maturing July 25, 2024	EUR	742	$831,739

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024		1,103	1,089,997

Platform Specialty Products Corporation

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing January 30, 2026		620	623,317

PMHC II, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing March 31, 2025		345	279,248

PQ Corporation

Term Loan, 4.43%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025		2,476	2,479,550

Pregis TopCo Corporation

Term Loan, 5.79%, (3 mo. USD LIBOR + 4.00%), Maturing July 31, 2026		600	592,500

Spectrum Holdings III Corp.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025		336	287,112

Starfruit Finco B.V.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing October 1, 2025	EUR	425	473,743

Term Loan, 5.19%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		2,691	2,632,772

Tronox Finance, LLC

Term Loan, 4.66%, (USD LIBOR + 2.75%), Maturing September 23, 2024(4)		3,011	2,987,739

Univar, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024		2,006	2,018,429

Venator Materials Corporation

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024		368	361,298

			$35,883,299

Conglomerates — 0.3%

Kronos Acquisition Holdings, Inc.

Term Loan, 8.80%, (1 mo. USD LIBOR + 7.00%), Maturing May 15, 2023		1,493	$1,485,038

Penn Engineering & Manufacturing Corp.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		222	219,216

			$1,704,254

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 3.4%

Berlin Packaging, LLC

Term Loan, 5.00%, (USD LIBOR + 3.00%), Maturing November 7, 2025(4)		247	$240,333

Berry Global, Inc.

Term Loan, 3.88%, (3 mo. USD LIBOR + 2.00%), Maturing October 1, 2022		786	789,498

Term Loan, 2.50%, (1 mo. EURIBOR + 2.50%), Maturing July 1, 2026	EUR	299	336,743

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.50%), Maturing July 1, 2026		923	927,186

BWAY Holding Company

Term Loan, 5.23%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024		2,430	2,369,380

Consolidated Container Company, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		368	362,463

Flex Acquisition Company, Inc.

Term Loan, 5.10%, (USD LIBOR + 3.00%), Maturing December 29, 2023(4)		2,808	2,654,606

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025		1,394	1,319,875

Libbey Glass, Inc.

Term Loan, 4.94%, (3 mo. USD LIBOR + 3.00%), Maturing April 9, 2021		1,055	785,992

Pelican Products, Inc.

Term Loan, 5.42%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025		593	559,913

Reynolds Group Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		5,200	5,206,761

Ring Container Technologies Group, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024		804	797,638

Trident TPI Holdings, Inc.

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing October 17, 2024	EUR	1,351	1,442,665

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024		541	510,785

			$18,303,838

Cosmetics / Toiletries — 0.3%

KIK Custom Products, Inc.

Term Loan, 5.80%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023		1,820	$1,719,778

			$1,719,778

10	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Drugs — 6.1%

Akorn, Inc.

Term Loan, 8.81%, (8.06% Cash (1 mo. USD LIBOR + 6.25%), 0.75% PIK), Maturing April 16, 2021	1,875	$1,742,528

Albany Molecular Research, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 30, 2024	784	761,950

Term Loan - Second Lien, 8.79%, (1 mo. USD LIBOR + 7.00%), Maturing August 30, 2025	500	497,187

Alkermes, Inc.

Term Loan, 4.41%, (3 mo. USD LIBOR + 2.25%), Maturing March 23, 2023	351	349,764

Amneal Pharmaceuticals, LLC

Term Loan, 5.31%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025	3,406	2,614,165

Arbor Pharmaceuticals, Inc.

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing July 5, 2023	2,092	1,919,479

Bausch Health Companies, Inc.

Term Loan, 4.92%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025	5,443	5,468,446

Catalent Pharma Solutions, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing May 18, 2026	796	798,149

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 6.06%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	5,733	5,267,856

Horizon Pharma, Inc.

Term Loan, 4.56%, (1 mo. USD LIBOR + 2.50%), Maturing May 22, 2026	2,008	2,015,848

Jaguar Holding Company II

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2022	6,485	6,479,611

Mallinckrodt International Finance S.A.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	2,679	2,106,180

Term Loan, 5.18%, (3 mo. USD LIBOR + 3.00%), Maturing February 24, 2025	2,966	2,328,052

		$32,349,215

Ecological Services and Equipment — 1.2%

Advanced Disposal Services, Inc.

Term Loan, 4.09%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023	1,950	$1,955,375

EnergySolutions, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025	1,832	1,724,111

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)

GFL Environmental, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing May 30, 2025		2,346	$2,342,150

Patriot Container Corp.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing March 20, 2025		123	120,355

US Ecology, Inc.

Term Loan, Maturing August 14, 2026(5)		250	251,406

			$6,393,397

Electronics / Electrical — 18.0%

Almonde, Inc.

Term Loan, 5.70%, (USD LIBOR + 3.50%), Maturing June 13, 2024(4)		3,433	$3,289,598

Applied Systems, Inc.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing September 19, 2024		2,799	2,789,443

Term Loan - Second Lien, 9.10%, (3 mo. USD LIBOR + 7.00%), Maturing September 19, 2025		2,000	2,031,250

Aptean, Inc.

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing April 23, 2026		498	494,080

Term Loan - Second Lien, 10.60%, (3 mo. USD LIBOR + 8.50%), Maturing April 23, 2027		1,375	1,361,250

Avast Software B.V.

Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing September 29, 2023		529	532,107

Banff Merger Sub, Inc.

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing October 2, 2025	EUR	273	300,888

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing October 2, 2025		3,102	2,894,422

Barracuda Networks, Inc.

Term Loan, 5.40%, (3 mo. USD LIBOR + 3.25%), Maturing February 12, 2025		2,450	2,442,060

Canyon Valor Companies, Inc.

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing June 16, 2023	EUR	490	546,952

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing June 16, 2023		1,353	1,353,572

Carbonite, Inc.

Term Loan, 5.68%, (3 mo. USD LIBOR + 3.75%), Maturing March 26, 2026		402	402,378

Celestica, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing June 27, 2025		323	318,531

11	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Cohu, Inc.

Term Loan, 5.20%, (6 mo. USD LIBOR + 3.00%), Maturing October 1, 2025	743	$707,231

CommScope, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026	1,700	1,675,030

CPI International, Inc.

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024	637	617,890

Datto, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing April 2, 2026	349	351,889

ECI Macola/Max Holding, LLC

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024	738	734,022

Electro Rent Corporation

Term Loan, 6.94%, (USD LIBOR + 5.00%), Maturing January 31, 2024(4)	1,216	1,222,463

Energizer Holdings, Inc.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.25%), Maturing December 17, 2025	515	514,607

Epicor Software Corporation

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022	4,172	4,164,847

EXC Holdings III Corp.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024	467	459,104

Financial & Risk US Holdings, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing October 1, 2025	1,117	1,123,657

Flexera Software, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing February 26, 2025	246	246,953

GlobalLogic Holdings, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 1, 2025	411	412,155

Hyland Software, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2024	4,264	4,243,172

Term Loan - Second Lien, 8.79%, (1 mo. USD LIBOR + 7.00%), Maturing July 7, 2025	4,125	4,149,494

Infoblox, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023	1,980	1,981,357

Infor (US), Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing February 1, 2022	5,825	5,836,024

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Informatica, LLC

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 5, 2022	EUR	295	$331,033

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022		4,248	4,259,788

MA FinanceCo., LLC

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021		2,646	2,633,744

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		462	450,169

MACOM Technology Solutions Holdings, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024		1,181	1,036,398

Microchip Technology Incorporated

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing May 29, 2025		1,452	1,458,859

Mirion Technologies, Inc.

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing March 6, 2026		373	374,529

MKS Instruments, Inc.

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing February 2, 2026		306	307,114

MTS Systems Corporation

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023		491	490,876

NCR Corporation

Term Loan, 4.29%, (1 week USD LIBOR + 2.50%), Maturing August 8, 2026		900	907,025

Renaissance Holding Corp.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 30, 2025		1,185	1,148,463

Term Loan - Second Lien, 8.79%, (1 mo. USD LIBOR + 7.00%), Maturing May 29, 2026		175	165,667

Seattle Spinco, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024		3,123	3,040,099

SGS Cayman L.P.

Term Loan, 7.48%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021		379	374,779

SkillSoft Corporation

Term Loan, 6.95%, (6 mo. USD LIBOR + 4.75%), Maturing April 28, 2021		4,688	3,759,428

SolarWinds Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024		1,867	1,867,771

Solera, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023		2,267	2,250,785

12	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	1,105	$1,108,561

SS&C Technologies, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	1,693	1,698,221

SurveyMonkey, Inc.

Term Loan, 5.54%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	1,035	1,029,377

Sutherland Global Services, Inc.

Term Loan, 7.48%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	1,627	1,610,033

Switch, Ltd.

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing June 27, 2024	244	245,291

Tibco Software, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 4.00%), Maturing June 30, 2026	1,140	1,136,150

TriTech Software Systems

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	819	747,166

TTM Technologies, Inc.

Term Loan, 4.53%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024	276	272,061

Uber Technologies

Term Loan, 5.30%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	4,102	4,038,444

Term Loan, 5.91%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025	2,447	2,414,732

Ultimate Software Group, Inc. (The)

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	1,600	1,605,333

Ultra Clean Holdings, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	791	770,859

Verifone Systems, Inc.

Term Loan, 6.14%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	1,140	1,071,715

Veritas Bermuda, Ltd.

Term Loan, 6.34%, (USD LIBOR + 4.50%), Maturing January 27, 2023(4)	2,150	2,000,489

Vero Parent, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing August 16, 2024	2,426	2,373,444

Vungle, Inc.

Term Loan, 7.30%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2026	675	665,719

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Western Digital Corporation

Term Loan, 3.75%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023		1,431	$1,429,341

			$96,269,889

Equipment Leasing — 0.1%

IBC Capital Limited

Term Loan, 5.90%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023		566	$561,065

			$561,065

Financial Intermediaries — 4.6%

Apollo Commercial Real Estate Finance, Inc.

Term Loan, 4.67%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2026		424	$420,758

Aretec Group, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025		4,803	4,496,853

Citco Funding, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		2,479	2,467,771

Claros Mortgage Trust, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 3.25%), Maturing August 10, 2026		750	751,875

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(6)		3,129	1,267,395

EIG Management Company, LLC

Term Loan, 5.55%, (1 mo. USD LIBOR + 3.75%), Maturing February 22, 2025		246	246,558

Evergood 4 ApS

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing February 6, 2025	EUR	675	754,239

Focus Financial Partners, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing July 3, 2024		2,775	2,784,687

Franklin Square Holdings L.P.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing August 1, 2025		520	522,667

Greenhill & Co., Inc.

Term Loan, 5.16%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024		1,024	993,037

GreenSky Holdings, LLC

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025		1,354	1,335,752

13	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Guggenheim Partners, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023		1,008	$997,428

Harbourvest Partners, LLC

Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing March 3, 2025		976	976,628

LPL Holdings, Inc.

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing September 23, 2024		1,344	1,346,651

Ocwen Loan Servicing, LLC

Term Loan, 6.79%, (1 mo. USD LIBOR + 5.00%), Maturing December 7, 2020		261	257,415

Starwood Property Trust, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing July 27, 2026		500	501,250

StepStone Group L.P.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing March 27, 2025		591	592,478

Victory Capital Holdings, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing July 1, 2026		1,246	1,253,260

Virtus Investment Partners, Inc.

Term Loan, 4.25%, (1 mo. USD LIBOR + 2.25%), Maturing June 1, 2024		556	557,965

Walker & Dunlop, Inc.

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing November 7, 2025		2,208	2,217,515

			$24,742,182

Food Products — 4.3%

Alphabet Holding Company, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024		2,328	$2,131,408

B&G Foods, Inc.

Term Loan, 4.48%, (3 mo. USD LIBOR + 2.50%), Maturing September 17, 2026		250	250,677

Badger Buyer Corp.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024		343	294,980

CHG PPC Parent, LLC

Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), Maturing March 31, 2025	EUR	2,825	3,182,229

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025		469	467,890

Del Monte Foods, Inc.

Term Loan, 5.39%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021		2,132	1,849,816

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)

Dole Food Company, Inc.

Term Loan, 4.56%, (1 mo. USD LIBOR + 2.75%), Maturing April 6, 2024		1,628	$1,602,968

Froneri International PLC

Term Loan, 2.63%, (2 mo. EURIBOR + 2.63%), Maturing January 31, 2025	EUR	2,675	3,001,608

Hearthside Food Solutions, LLC

Term Loan, 5.47%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025		1,684	1,564,169

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025		422	398,613

HLF Financing S.a.r.l.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2025		1,015	1,019,099

Jacobs Douwe Egberts International B.V.

Term Loan, 2.25%, (3 mo. EURIBOR + 1.75%, Floor 0.50%), Maturing November 1, 2025	EUR	277	311,927

Term Loan, 4.06%, (1 mo. USD LIBOR + 2.00%), Maturing November 1, 2025		1,372	1,374,741

JBS USA Lux S.A.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing May 1, 2026		4,030	4,048,940

Nomad Foods Europe Midco Limited

Term Loan, 4.16%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		1,182	1,179,657

Post Holdings, Inc.

Term Loan, 3.83%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024		63	63,579

			$22,742,301

Food Service — 1.9%

1011778 B.C. Unlimited Liability Company

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing February 16, 2024		5,189	$5,204,959

IRB Holding Corp.

Term Loan, 5.22%, (3 mo. USD LIBOR + 3.25%), Maturing February 5, 2025		1,827	1,816,555

NPC International, Inc.

Term Loan, 5.43%, (3 mo. USD LIBOR + 3.50%), Maturing April 19, 2024		855	487,528

Restaurant Technologies, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025		199	199,244

US Foods, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2023		788	791,233

14	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)

US Foods, Inc. (continued)

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing September 13, 2026		1,600	$1,607,000

			$10,106,519

Food / Drug Retailers — 0.9%

Albertsons, LLC

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing November 17, 2025		763	$768,121

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing August 17, 2026		3,059	3,078,862

Diplomat Pharmacy, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024		457	411,214

L1R HB Finance Limited

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	400	284,869

Term Loan, 6.02%, (3 mo. GBP LIBOR + 5.25%), Maturing September 2, 2024	GBP	400	329,950

			$4,873,016

Forest Products — 0.1%

Clearwater Paper Corporation

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing July 26, 2026		325	$325,406

			$325,406

Health Care — 11.7%

Acadia Healthcare Company, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing February 11, 2022		233	$233,043

Accelerated Health Systems, LLC

Term Loan, 5.44%, (3 mo. USD LIBOR + 3.50%), Maturing October 31, 2025		521	522,365

ADMI Corp.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 30, 2025		1,654	1,631,319

Alliance Healthcare Services, Inc.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023		765	677,025

Term Loan - Second Lien, 11.79%, (1 mo. USD LIBOR + 10.00%), Maturing April 24, 2024		475	471,438

athenahealth, Inc.

Term Loan, 6.68%, (3 mo. USD LIBOR + 4.50%), Maturing February 11, 2026		1,816	1,804,515

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Avantor, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 21, 2024		466	$468,429

BioClinica, Inc.

Term Loan, 6.06%, (1 mo. USD LIBOR + 4.25%), Maturing October 20, 2023		1,436	1,386,114

BW NHHC Holdco, Inc.

Term Loan, 6.80%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025		963	799,134

Carestream Dental Equipment, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing September 1, 2024		1,348	1,255,702

Certara L.P.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing August 15, 2024		980	967,750

CHG Healthcare Services, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023		3,137	3,135,727

Concentra, Inc.

Term Loan, 4.54%, (3 mo. USD LIBOR + 2.50%), Maturing June 1, 2022		854	855,815

CPI Holdco, LLC

Term Loan, 5.54%, (6 mo. USD LIBOR + 3.50%), Maturing March 21, 2024		782	781,545

CryoLife, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2024		491	492,478

CTC AcquiCo GmbH

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing March 7, 2025	EUR	829	919,570

DaVita, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing August 12, 2026		850	853,560

Ensemble RCM, LLC

Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), Maturing August 3, 2026		500	500,813

Envision Healthcare Corporation

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025		5,589	4,540,695

Gentiva Health Services, Inc.

Term Loan, 5.56%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025		2,333	2,340,011

GHX Ultimate Parent Corporation

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024		882	868,434

Greatbatch Ltd.

Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing October 27, 2022		1,461	1,469,735

15	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

Grifols Worldwide Operations USA, Inc.

Term Loan, 4.09%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025	3,315	$3,323,805

Hanger, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025	1,034	1,037,806

Inovalon Holdings, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025	1,124	1,127,287

IQVIA, Inc.

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024	493	495,702

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025	907	910,088

Medical Solutions, LLC

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing June 14, 2024	1,537	1,530,772

MPH Acquisition Holdings, LLC

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	3,099	2,915,244

National Mentor Holdings, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	26	26,387

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	472	472,843

Navicure, Inc.

Term Loan, 5.87%, (1 mo. USD LIBOR + 4.00%), Maturing October 22, 2026	925	918,062

One Call Corporation

Term Loan, 7.41%, (3 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	1,963	1,693,500

Ortho-Clinical Diagnostics S.A.

Term Loan, 5.31%, (3 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	4,674	4,469,193

Parexel International Corporation

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	2,296	2,195,726

Phoenix Guarantor, Inc.

Term Loan, 6.49%, (1 mo. USD LIBOR + 4.50%), Maturing March 5, 2026	1,796	1,795,127

Radiology Partners Holdings, LLC

Term Loan, 6.66%, (USD LIBOR + 4.75%), Maturing July 9, 2025(4)	571	556,000

RadNet, Inc.

Term Loan, 5.54%, (3 mo. USD LIBOR + 3.50%), Maturing June 30, 2023	1,534	1,532,149

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

Select Medical Corporation

Term Loan, 4.58%, (USD LIBOR + 2.50%), Maturing March 6, 2025(4)	2,106	$2,101,334

Sotera Health Holdings, LLC

Term Loan, 4.93%, (3 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	819	810,713

Sound Inpatient Physicians

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2025	444	444,097

Surgery Center Holdings, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	980	949,375

Team Health Holdings, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024	1,869	1,464,480

Tecomet, Inc.

Term Loan, 5.16%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2024	758	751,644

U.S. Anesthesia Partners, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024	1,546	1,482,887

Verscend Holding Corp.

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	1,460	1,464,258

Viant Medical Holdings, Inc.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	446	416,914

Wink Holdco, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024	467	457,062

		$62,317,672

Home Furnishings — 0.5%

Serta Simmons Bedding, LLC

Term Loan, 5.40%, (1 mo. USD LIBOR + 3.50%), Maturing November 8, 2023	4,825	$2,856,440

		$2,856,440

Industrial Equipment — 6.3%

AI Alpine AT Bidco GmbH

Term Loan, 4.80%, (3 mo. USD LIBOR + 2.75%), Maturing October 31, 2025	223	$214,380

Altra Industrial Motion Corp.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025	663	661,740

16	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Apex Tool Group, LLC

Term Loan, 7.29%, (1 mo. USD LIBOR + 5.50%), Maturing August 1, 2024		2,296	$2,190,109

Carlisle Foodservice Products, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 20, 2025		247	233,347

Clark Equipment Company

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing May 18, 2024		1,177	1,178,648

Coherent Holding GmbH

Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing November 7, 2023	EUR	654	734,601

CPM Holdings, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing November 17, 2025		298	292,229

Delachaux Group S.A.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing March 28, 2026	EUR	350	390,721

Term Loan, 6.50%, (3 mo. USD LIBOR + 4.50%), Maturing March 28, 2026		450	449,156

DexKo Global, Inc.

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	294	323,527

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	736	808,822

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing July 24, 2024		831	821,698

DXP Enterprises, Inc.

Term Loan, 6.54%, (1 mo. USD LIBOR + 4.75%), Maturing August 29, 2023		490	492,756

Dynacast International, LLC

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		1,181	1,092,719

Engineered Machinery Holdings, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024		1,804	1,748,570

Term Loan, 6.35%, (3 mo. USD LIBOR + 4.25%), Maturing July 19, 2024		273	269,867

EWT Holdings III Corp.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024		1,899	1,902,400

Filtration Group Corporation

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	369	415,054

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		1,516	1,517,803

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Gardner Denver, Inc.

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), Maturing July 30, 2024	EUR	377	$423,590

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		938	941,570

Gates Global, LLC

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	853	937,116

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		4,143	4,067,591

Hayward Industries, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		441	417,480

LTI Holdings, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025		446	410,974

Term Loan, 6.54%, (1 mo. USD LIBOR + 4.75%), Maturing July 24, 2026		200	192,000

Milacron, LLC

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		2,280	2,279,563

Pro Mach Group, Inc.

Term Loan, 4.60%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2025		222	210,082

Quimper AB

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing February 13, 2026	EUR	1,750	1,952,018

Robertshaw US Holding Corp.

Term Loan, 5.06%, (1 mo. USD LIBOR + 3.25%), Maturing February 28, 2025		960	866,739

Shape Technologies Group, Inc.

Term Loan, 4.93%, (3 mo. USD LIBOR + 3.00%), Maturing April 21, 2025		222	203,302

Tank Holding Corp.

Term Loan, 6.46%, (USD LIBOR + 4.00%), Maturing March 26, 2026(4)		475	472,625

Thermon Industries, Inc.

Term Loan, 5.78%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2024		292	292,667

Titan Acquisition Limited

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		2,857	2,710,104

Welbilt, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025		1,346	1,337,277

			$33,452,845

17	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance — 5.8%

Alliant Holdings Intermediate, LLC

Term Loan, 4.80%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025		2,310	$2,256,339

Term Loan, 5.17%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025		449	442,212

AmWINS Group, Inc.

Term Loan, 4.58%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024		3,380	3,381,275

Asurion, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022		3,841	3,847,696

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023		2,054	2,057,182

Term Loan - Second Lien, 8.29%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025		3,725	3,749,835

Financiere CEP S.A.S.

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing January 16, 2025	EUR	500	561,368

FrontDoor, Inc.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing August 16, 2025		446	445,495

Hub International Limited

Term Loan, 4.94%, (3 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		4,765	4,671,628

Term Loan, Maturing April 25, 2025(5)		1,750	1,750,437

NFP Corp.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024		3,367	3,274,888

Sedgwick Claims Management Services, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing December 31, 2025		1,166	1,133,753

USI, Inc.

Term Loan, 5.10%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		3,265	3,173,392

			$30,745,500

Leisure Goods / Activities / Movies — 6.5%

AMC Entertainment Holdings, Inc.

Term Loan, 5.23%, (6 mo. USD LIBOR + 3.00%), Maturing April 22, 2026		1,766	$1,766,676

Amer Sports Oyj

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), Maturing March 30, 2026	EUR	3,300	3,677,037

Ancestry.com Operations, Inc.

Term Loan, 6.04%, (1 mo. USD LIBOR + 4.25%), Maturing August 27, 2026		3,042	2,722,926

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

BidFair MergeRight, Inc.

Term Loan, 7.41%, (3 mo. USD LIBOR + 5.50%), Maturing January 15, 2027		600	$588,000

Bombardier Recreational Products, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025		4,280	4,277,178

ClubCorp Holdings, Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		1,738	1,534,831

Crown Finance US, Inc.

Term Loan, 2.38%, (1 mo. EURIBOR + 2.38%), Maturing February 28, 2025	EUR	269	301,778

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing February 28, 2025		1,619	1,600,675

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026		1,400	1,390,813

Delta 2 (LUX) S.a.r.l.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024		1,538	1,518,288

Emerald Expositions Holding, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		1,083	1,034,663

Etraveli Holding AB

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 2, 2024	EUR	875	981,987

Lindblad Expeditions, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		338	339,415

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing March 27, 2025		1,350	1,357,661

Match Group, Inc.

Term Loan, 4.44%, (3 mo. USD LIBOR + 2.50%), Maturing November 16, 2022		503	504,697

Merlin Entertainments PLC

Term Loan, Maturing October 16, 2026(5)		486	489,454

Term Loan, Maturing October 16, 2026(5)	EUR	1,275	1,431,783

Term Loan, Maturing October 17, 2026(5)		64	64,327

NASCAR Holdings, Inc.

Term Loan, 4.63%, (1 mo. USD LIBOR + 2.75%), Maturing October 19, 2026		725	729,481

Sabre GLBL, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024		934	936,967

SeaWorld Parks & Entertainment, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2024		1,677	1,674,496

18	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

SRAM, LLC

Term Loan, 4.60%, (USD LIBOR + 2.75%), Maturing March 15, 2024(4)		1,276	$1,277,698

Steinway Musical Instruments, Inc.

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing February 14, 2025		837	827,831

Travel Leaders Group, LLC

Term Loan, 5.82%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024		889	885,417

UFC Holdings, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing April 29, 2026		2,105	2,106,397

Vue International Bidco PLC

Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing June 14, 2026	EUR	615	690,605

Term Loan, Maturing June 18, 2026(5)	EUR	110	124,178

			$34,835,259

Lodging and Casinos — 5.0%

Aimbridge Acquisition Co., Inc.

Term Loan, 5.57%, (1 mo. USD LIBOR + 3.75%), Maturing February 2, 2026		249	$249,676

Aristocrat Technologies, Inc.

Term Loan, 3.72%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024		985	988,155

Azelis Finance S.A.

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), Maturing November 7, 2025	EUR	1,825	2,049,415

Boyd Gaming Corporation

Term Loan, 3.96%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023		847	849,522

CityCenter Holdings, LLC

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024		2,423	2,425,819

Eldorado Resorts, LLC

Term Loan, 4.21%, (USD LIBOR + 2.25%), Maturing April 17, 2024(4)		741	740,542

ESH Hospitality, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing September 18, 2026		655	656,324

Golden Nugget, Inc.

Term Loan, 4.69%, (USD LIBOR + 2.75%), Maturing October 4, 2023(4)		4,785	4,782,763

GVC Holdings PLC

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), Maturing March 29, 2024	EUR	1,725	1,938,562

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

GVC Holdings PLC (continued)

Term Loan, 4.45%, (6 mo. USD LIBOR + 2.25%), Maturing March 29, 2024		1,034	$1,037,051

Hanjin International Corp.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.50%), Maturing October 18, 2020		500	498,750

MGM Growth Properties Operating Partnership L.P.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing March 21, 2025		1,858	1,864,591

Playa Resorts Holding B.V.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024		2,400	2,346,235

Stars Group Holdings B.V. (The)

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 10, 2025	EUR	900	1,015,271

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025		3,403	3,420,780

VICI Properties 1, LLC

Term Loan, 3.85%, (3 mo. USD LIBOR + 2.00%), Maturing December 20, 2024		2,124	2,133,820

			$26,997,276

Nonferrous Metals / Minerals — 0.7%

CD&R Hydra Buyer, Inc.

Term Loan, 7.50%, (0.00% Cash, 7.50% PIK), Maturing August 15, 2021(3)(7)		151	$119,529

Murray Energy Corporation

DIP Loan, 12.50%, (3 mo. USD LIBOR + 11.00%), Maturing July 29, 2020		446	445,840

Term Loan, 0.00%, Maturing October 17, 2022(6)		1,869	663,543

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2020(6)		888	53,290

Oxbow Carbon, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023		1,352	1,350,722

Rain Carbon GmbH

Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing January 16, 2025	EUR	925	984,368

			$3,617,292

Oil and Gas — 4.6%

Ameriforge Group, Inc.

Term Loan, 9.10%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022		725	$725,047

19	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Apergy Corporation

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	249	$248,170

Blackstone CQP Holdco L.P.

Term Loan, 5.66%, (3 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	973	970,537

Buckeye Partners L.P.

Term Loan, Maturing November 15, 2026(5)	2,575	2,589,886

Centurion Pipeline Company, LLC

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing September 29, 2025	248	248,590

CITGO Holding, Inc.

Term Loan, 8.79%, (1 mo. USD LIBOR + 7.00%), Maturing August 1, 2023	250	253,476

CITGO Petroleum Corporation

Term Loan, 6.60%, (3 mo. USD LIBOR + 4.50%), Maturing July 29, 2021	926	927,119

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing March 28, 2024	2,935	2,942,588

Delek US Holdings, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing March 31, 2025	1,268	1,254,228

Equitrans Midstream Corporation

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing January 31, 2024	1,811	1,806,029

Fieldwood Energy, LLC

Term Loan, 7.18%, (3 mo. USD LIBOR + 5.25%), Maturing April 11, 2022	2,677	2,198,772

Matador Bidco S.a.r.l.

Term Loan, Maturing June 12, 2026(5)	2,800	2,803,500

McDermott Technology Americas, Inc.

Term Loan, Maturing October 21, 2021(5)	700	700,000

Term Loan, 7.10%, (3 mo. USD LIBOR + 5.00%), Maturing May 9, 2025	2,030	1,244,007

Prairie ECI Acquiror L.P.

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	2,267	2,212,565

PSC Industrial Holdings Corp.

Term Loan, 5.67%, (1 mo. USD LIBOR + 3.75%), Maturing October 11, 2024	688	687,177

Sheridan Investment Partners II L.P.

DIP Loan, 8.86%, (1 mo. USD LIBOR + 7.00%), Maturing March 19, 2020	80	79,863

DIP Loan, 8.92%, (1 mo. USD LIBOR + 7.00%), Maturing March 19, 2020	80	79,864

Term Loan, 0.00%, Maturing December 16, 2020(6)	31	14,973

Term Loan, 0.00%, Maturing December 16, 2020(6)	82	40,148

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Sheridan Investment Partners II L.P. (continued)

Term Loan, 0.00%, Maturing December 16, 2020(6)	589	$288,612

Sheridan Production Partners I, LLC

Term Loan, 0.00%, Maturing November 15, 2019(6)	111	86,715

Term Loan, 0.00%, Maturing November 15, 2019(6)	182	141,968

Term Loan, 0.00%, Maturing November 15, 2019(6)	1,377	1,071,391

UGI Energy Services, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing August 13, 2026	998	1,002,487

		$24,617,712

Publishing — 1.0%

Ascend Learning, LLC

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024	1,078	$1,072,161

Getty Images, Inc.

Term Loan, 6.31%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026	1,613	1,581,564

Harland Clarke Holdings Corp.

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023	752	589,755

LSC Communications, Inc.

Term Loan, 7.29%, (1 week USD LIBOR + 5.50%), Maturing September 30, 2022	775	640,344

ProQuest, LLC

Term Loan, Maturing October 23, 2026(5)	1,400	1,402,625

Tweddle Group, Inc.

Term Loan, 6.30%, (1 mo. USD LIBOR + 4.50%), Maturing September 17, 2023	215	191,717

		$5,478,166

Radio and Television — 3.1%

ALM Media Holdings, Inc.

Term Loan, 6.60%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020	371	$360,765

Cumulus Media New Holdings, Inc.

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing March 17, 2026	525	528,527

Diamond Sports Group, LLC

Term Loan, 5.08%, (1 mo. USD LIBOR + 3.25%), Maturing August 24, 2026	2,900	2,916,312

E.W. Scripps Company (The)

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing May 1, 2026	274	274,104

20	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Entercom Media Corp.

Term Loan, 4.55%, (1 mo. USD LIBOR + 2.75%), Maturing November 18, 2024	986	$988,699

Entravision Communications Corporation

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	874	849,561

Gray Television, Inc.

Term Loan, 4.26%, (1 mo. USD LIBOR + 2.25%), Maturing February 7, 2024	209	209,107

Term Loan, 4.51%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	695	697,355

Hubbard Radio, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing March 28, 2025	719	718,138

iHeartCommunications, Inc.

Term Loan, 6.03%, (1 mo. USD LIBOR + 4.00%), Maturing May 1, 2026	2,096	2,105,607

Mission Broadcasting, Inc.

Term Loan, 4.28%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	328	328,364

Nexstar Broadcasting, Inc.

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	1,649	1,652,518

Term Loan, 4.55%, (1 mo. USD LIBOR + 2.75%), Maturing September 18, 2026	500	502,750

Sinclair Television Group, Inc.

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	468	468,192

Term Loan, 4.43%, (1 mo. USD LIBOR + 2.50%), Maturing September 30, 2026	600	601,650

Univision Communications, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	3,454	3,337,172

		$16,538,821

Retailers (Except Food and Drug) — 3.0%

Apro, LLC

Term Loan, 5.83%, (1 mo. USD LIBOR + 4.00%), Maturing August 8, 2024	264	$264,789

Ascena Retail Group, Inc.

Term Loan, 6.31%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	2,160	1,194,245

Bass Pro Group, LLC

Term Loan, 6.79%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	1,274	1,224,314

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

BJ’s Wholesale Club, Inc.

Term Loan, 4.67%, (1 mo. USD LIBOR + 2.75%), Maturing February 3, 2024	895	$896,574

CDW, LLC

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.75%), Maturing October 13, 2026	1,225	1,228,391

Coinamatic Canada, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	43	41,631

David’s Bridal, Inc.

Term Loan, 4.10%, (3 mo. USD LIBOR + 2.00%), Maturing December 31, 2019	150	148,470

Term Loan, 9.61%, (3 mo. USD LIBOR + 7.50%), Maturing July 17, 2023	255	219,750

Term Loan, 10.11%, (3 mo. USD LIBOR + 8.00%), Maturing January 18, 2024	968	405,003

Global Appliance, Inc.

Term Loan, 5.79%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	903	871,300

Hoya Midco, LLC

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	1,975	1,922,933

J. Crew Group, Inc.

Term Loan, 4.91%, (USD LIBOR + 3.00%), Maturing March 5, 2021(3)(4)	2,817	2,216,429

LSF9 Atlantis Holdings, LLC

Term Loan, 7.94%, (3 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	944	882,013

PetSmart, Inc.

Term Loan, 5.93%, (1 mo. USD LIBOR + 4.00%), Maturing March 11, 2022	3,246	3,168,672

PFS Holding Corporation

Term Loan, 5.43%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	2,121	827,216

Pier 1 Imports (U.S.), Inc.

Term Loan, 5.70%, (6 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	497	125,603

Radio Systems Corporation

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2024	415	409,725

		$16,047,058

Steel — 1.1%

Atkore International, Inc.

Term Loan, 4.86%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	1,274	$1,275,377

21	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel (continued)

GrafTech Finance, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	2,528	$2,430,494

Neenah Foundry Company

Term Loan, 8.47%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	683	669,200

Phoenix Services International, LLC

Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	837	774,456

Zekelman Industries, Inc.

Term Loan, 4.07%, (1 mo. USD LIBOR + 2.25%), Maturing June 14, 2021	648	647,689

		$5,797,216

Surface Transport — 0.9%

1199169 B.C. Unlimited Liability Company

Term Loan, 6.10%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	262	$262,987

Agro Merchants NAI Holdings, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024	369	366,316

Hertz Corporation (The)

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2023	971	972,603

Kenan Advantage Group, Inc.

Term Loan, 4.79%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	352	337,728

Term Loan, 4.80%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	107	102,702

PODS, LLC

Term Loan, 4.67%, (1 mo. USD LIBOR + 2.75%), Maturing December 6, 2024	613	605,230

Stena International S.a.r.l.

Term Loan, 5.11%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021	1,488	1,449,305

XPO Logistics, Inc.

Term Loan, 3.79%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	600	601,792

		$4,698,663

Telecommunications — 5.8%

CenturyLink, Inc.

Term Loan, 4.54%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025	5,011	$4,974,212

Colorado Buyer, Inc.

Term Loan, 4.93%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024	1,592	1,345,550

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Digicel International Finance Limited

Term Loan, 5.34%, (6 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		1,470	$1,255,631

eircom Holdings (Ireland) Limited

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing May 15, 2026	EUR	2,030	2,271,389

Gamma Infrastructure III B.V.

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), Maturing January 9, 2025	EUR	1,500	1,663,539

Global Eagle Entertainment, Inc.

Term Loan, 9.53%, (USD LIBOR + 7.50%), Maturing January 6, 2023(4)		2,646	2,278,096

Intelsat Jackson Holdings S.A.

Term Loan, 5.68%, (6 mo. USD LIBOR + 3.75%), Maturing November 27, 2023		2,250	2,248,594

Term Loan, 6.43%, (6 mo. USD LIBOR + 4.50%), Maturing January 2, 2024		1,700	1,726,137

IPC Corp.

Term Loan, 6.43%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021		1,127	937,029

Matterhorn Telecom S.A.

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing September 30, 2026	EUR	450	505,387

Onvoy, LLC

Term Loan, 6.29%, (1 mo. USD LIBOR + 4.50%), Maturing February 10, 2024		1,682	1,416,980

Plantronics, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025		1,192	1,187,192

Sprint Communications, Inc.

Term Loan, 4.31%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024		3,364	3,331,485

Term Loan, 4.81%, (1 mo. USD LIBOR + 3.00%), Maturing February 2, 2024		744	741,887

Syniverse Holdings, Inc.

Term Loan, 6.92%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023		960	872,141

Telesat Canada

Term Loan, 4.61%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023		4,501	4,512,591

			$31,267,840

Utilities — 2.6%

Brookfield WEC Holdings, Inc.

Term Loan, 5.29%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2025		2,184	$2,172,582

22	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)

Calpine Construction Finance Company L.P.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025	876	$877,577

Calpine Corporation

Term Loan, 4.61%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	3,040	3,044,379

Term Loan, 4.86%, (3 mo. USD LIBOR + 2.75%), Maturing April 5, 2026	873	874,540

Granite Acquisition, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	2,359	2,364,233

Lightstone Holdco, LLC

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	77	72,288

Term Loan, 5.54%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	1,371	1,281,660

Longview Power, LLC

Term Loan, 7.93%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021	2,657	1,727,091

Pike Corporation

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing July 24, 2026	489	489,459

Talen Energy Supply, LLC

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.75%), Maturing July 8, 2026	725	717,750

USIC Holdings, Inc.

Term Loan, 5.04%, (1 mo. USD LIBOR + 3.25%), Maturing December 8, 2023	197	191,888

		$13,813,447

Total Senior Floating-Rate Loans (identified cost $750,218,377)		$719,031,805

Corporate Bonds & Notes — 12.0%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.3%

Huntington Ingalls Industries, Inc.

5.00%, 11/15/25(8)	10	$10,500

TransDigm, Inc.

6.50%, 7/15/24	955	989,619

6.25%, 3/15/26 (8)	350	375,812

7.50%, 3/15/27	518	560,735

		$1,936,666

Security	Principal Amount* (000’s omitted)	Value

Automotive — 0.3%

Navistar International Corp.

6.625%, 11/1/25(8)	545	$558,625

Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.

8.50%, 5/15/27(8)	875	881,562

		$1,440,187

Building and Development — 0.2%

Builders FirstSource, Inc.

5.625%, 9/1/24(8)	5	$5,212

Core & Main Holdings, L.P.

8.625%, (8.625% cash or 9.375% PIK), 9/15/24(8)(9)	63	62,921

Hillman Group, Inc. (The)

6.375%, 7/15/22(8)	53	49,025

Reliance Intermediate Holdings, L.P.

6.50%, 4/1/23(8)	120	123,600

Standard Industries, Inc.

6.00%, 10/15/25(8)	50	52,750

5.00%, 2/15/27(8)	875	915,469

TRI Pointe Group, Inc./TRI Pointe Homes, Inc.

5.875%, 6/15/24	8	8,640

		$1,217,617

Business Equipment and Services — 0.7%

Allied Universal Holdco, LLC/Allied Universal Finance Corp.

6.625%, 7/15/26(8)	875	$936,250

EIG Investors Corp.

10.875%, 2/1/24	875	888,125

Prime Security Services Borrower, LLC/Prime Finance, Inc.

5.25%, 4/15/24(8)	700	718,375

5.75%, 4/15/26(8)	700	719,687

ServiceMaster Co., LLC (The)

7.45%, 8/15/27	394	443,743

		$3,706,180

Cable and Satellite Television — 0.7%

Altice France S.A.

8.125%, 2/1/27(8)	875	$972,344

5.50%, 1/15/28(8)	200	204,250

Altice Luxembourg SA

10.50%, 5/15/27(8)	436	494,315

23	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

Cablevision Systems Corp.

5.875%, 9/15/22	15	$16,219

CCO Holdings, LLC/CCO Holdings Capital Corp.

5.25%, 9/30/22	25	25,391

5.75%, 1/15/24	2	2,054

5.375%, 5/1/25(8)	95	98,800

5.75%, 2/15/26(8)	45	47,632

5.50%, 5/1/26(8)	875	924,219

CSC Holdings, LLC

5.25%, 6/1/24	10	10,800

DISH DBS Corp.

6.75%, 6/1/21	20	21,100

5.875%, 7/15/22	900	944,604

5.875%, 11/15/24	5	5,031

TEGNA, Inc.

5.00%, 9/15/29(8)	68	69,020

		$3,835,779

Chemicals and Plastics — 0.0%(10)

W.R. Grace & Co.

5.125%, 10/1/21(8)	30	$31,275

5.625%, 10/1/24(8)	10	10,850

		$42,125

Conglomerates — 0.0%(10)

Spectrum Brands, Inc.

5.00%, 10/1/29(8)	27	$27,675

5.75%, 7/15/25	70	73,325

		$101,000

Consumer Products — 0.0%(10)

Central Garden & Pet Co.

6.125%, 11/15/23	25	$25,969

		$25,969

Containers and Glass Products — 1.1%

Berry Global, Inc.

6.00%, 10/15/22	25	$25,500

Owens-Brockway Glass Container, Inc.

5.875%, 8/15/23(8)	35	37,100

6.375%, 8/15/25(8)	15	15,862

Security	Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC

5.75%, 10/15/20	3,755	$3,772,942

5.501%, (3 mo. USD LIBOR + 3.50%), 7/15/21(8)(11)	950	954,750

7.00%, 7/15/24(8)	875	907,266

		$5,713,420

Distribution & Wholesale — 0.0%(10)

Performance Food Group, Inc.

5.50%, 10/15/27(8)	63	$66,938

		$66,938

Diversified Financial Services — 0.1%

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC

7.125%, 7/31/26(8)	421	$437,840

		$437,840

Drugs — 0.9%

Bausch Health Americas, Inc.

8.50%, 1/31/27(8)	188	$211,970

Bausch Health Cos, Inc.

6.50%, 3/15/22(8)	807	832,380

7.00%, 3/15/24(8)	1,049	1,100,060

5.50%, 11/1/25(8)	1,725	1,809,111

7.00%, 1/15/28(8)	687	742,819

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC

6.375%, 8/1/23(8)	70	72,625

		$4,768,965

Ecological Services and Equipment — 0.2%

Covanta Holding Corp.

5.875%, 3/1/24	25	$25,750

GFL Environmental, Inc.

8.50%, 5/1/27(8)	875	964,687

		$990,437

Electronics / Electrical — 0.4%

CommScope, Inc.

6.00%, 3/1/26(8)	900	$929,250

24	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Energizer Holdings, Inc.

7.75%, 1/15/27(8)		875	$971,250

Infor (US), Inc.

6.50%, 5/15/22		50	50,875

Sensata Technologies, Inc.

4.375%, 2/15/30(8)		42	42,394

			$1,993,769

Entertainment — 0.2%

Merlin Entertainments PLC

5.75%, 6/15/26(8)		875	$935,156

			$935,156

Financial Intermediaries — 0.2%

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.

6.25%, 2/1/22		40	$41,050

6.25%, 5/15/26		875	929,687

JPMorgan Chase & Co.

Series S, 6.75% to 2/1/24(12)(13)		80	89,663

Navient Corp.

5.00%, 10/26/20		25	25,524

			$1,085,924

Food Products — 0.3%

Dole Food Co., Inc.

7.25%, 6/15/25(8)		500	$478,750

Iceland Bondco PLC

5.035%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(8)(11)	GBP	210	271,225

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.

5.50%, 1/15/30(8)		217	234,360

Post Holdings, Inc.

8.00%, 7/15/25(8)		15	16,050

5.625%, 1/15/28(8)		875	939,531

			$1,939,916

Food Service — 0.0%(10)

Yum! Brands, Inc.

4.75%, 1/15/30(8)		131	$137,714

			$137,714

Security	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 0.1%

Fresh Market, Inc. (The)

9.75%, 5/1/23(8)	1,175	$693,250

		$693,250

Health Care — 1.3%

Avantor, Inc.

6.00%, 10/1/24(8)	1,375	$1,473,147

Centene Corp.

4.75%, 5/15/22	20	20,500

CHS/Community Health Systems, Inc.

6.25%, 3/31/23	1,500	1,467,187

Eagle Holding Co. II, LLC

7.75%, (7.75% Cash or 8.50% PIK), 5/15/22(8)(9)	875	890,313

HCA Healthcare, Inc.

6.25%, 2/15/21	85	89,250

HCA, Inc.

5.875%, 2/15/26	25	28,188

5.375%, 9/1/26	875	955,937

Hologic, Inc.

4.375%, 10/15/25(8)	30	30,886

RegionalCare Hospital Partners Holdings, Inc./ LifePoint Health, Inc.

8.25%, 5/1/23(8)	1,750	1,869,219

Teleflex, Inc.

5.25%, 6/15/24	20	20,550

Tenet Healthcare Corp.

8.125%, 4/1/22	45	48,881

6.75%, 6/15/23	5	5,319

		$6,899,377

Insurance — 0.2%

AssuredPartners, Inc.

7.00%, 8/15/25(8)	875	$876,094

		$876,094

Internet Software & Services — 0.1%

Netflix, Inc.

5.50%, 2/15/22	45	$47,869

5.875%, 2/15/25	55	60,637

5.375%, 11/15/29(8)	220	232,375

Riverbed Technology, Inc.

8.875%, 3/1/23(8)	33	15,345

		$356,226

25	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 0.5%

Mattel, Inc.

6.75%, 12/31/25(8)	905	$949,119

National CineMedia, LLC

6.00%, 4/15/22	700	708,820

Sabre GLBL, Inc.

5.375%, 4/15/23(8)	25	25,781

5.25%, 11/15/23(8)	40	41,100

Viking Cruises, Ltd.

6.25%, 5/15/25(8)	40	41,900

5.875%, 9/15/27(8)	875	931,875

		$2,698,595

Lodging and Casinos — 0.7%

Caesars Resort Collection, LLC/CRC Finco, Inc.

5.25%, 10/15/25(8)	875	$897,969

ESH Hospitality, Inc.

5.25%, 5/1/25(8)	30	31,012

4.625%, 10/1/27(8)	84	84,428

Golden Nugget, Inc.

8.75%, 10/1/25(8)	458	483,190

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc.

5.625%, 5/1/24	10	11,050

MGM Resorts International

6.625%, 12/15/21	90	97,762

7.75%, 3/15/22	25	28,063

RHP Hotel Properties, L.P./RHP Finance Corp.

5.00%, 4/15/23	30	30,750

Stars Group Holdings B.V./Stars Group US Co- Borrower, LLC

7.00%, 7/15/26(8)	875	946,094

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.

5.25%, 5/15/27(8)	875	913,281

Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp.

5.125%, 10/1/29(8)	82	85,844

		$3,609,443

Nonferrous Metals / Minerals — 0.0%(10)

New Gold, Inc.

6.25%, 11/15/22(8)	12	$12,060

		$12,060

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas — 1.3%

Antero Resources Corp.

5.375%, 11/1/21	100	$89,750

5.625%, 6/1/23	5	3,531

Ascent Resources Utica Holdings, LLC/ARU Finance Corp.

10.00%, 4/1/22(8)	875	832,387

Centennial Resource Production, LLC

6.875%, 4/1/27(8)	875	861,875

CITGO Petroleum Corp.

6.25%, 8/15/22(8)	700	709,625

CVR Refining, LLC/Coffeyville Finance, Inc.

6.50%, 11/1/22	125	126,562

Energy Transfer Operating, L.P.

5.875%, 1/15/24	30	33,337

Hilcorp Energy I, L.P./Hilcorp Finance Co.

6.25%, 11/1/28(8)	875	743,750

Neptune Energy Bondco PLC

6.625%, 5/15/25(8)	972	972,000

Newfield Exploration Co.

5.625%, 7/1/24	120	131,658

Parsley Energy, LLC/Parsley Finance Corp.

5.25%, 8/15/25(8)	10	10,300

5.625%, 10/15/27(8)	264	273,900

PBF Logistics, L.P./PBF Logistics Finance Corp.

6.875%, 5/15/23	45	46,350

Precision Drilling Corp.

6.50%, 12/15/21	1,193	1,189,770

Seven Generations Energy, Ltd.

6.75%, 5/1/23(8)	60	61,050

6.875%, 6/30/23(8)	25	25,563

Tervita Escrow Corp.

7.625%, 12/1/21(8)	892	883,080

Williams Cos., Inc. (The)

4.55%, 6/24/24	5	5,398

		$6,999,886

Radio and Television — 0.3%

iHeartCommunications, Inc.

6.375%, 5/1/26	208	$224,501

8.375%, 5/1/27	376	405,499

Nielsen Co. Luxembourg S.a.r.l. (The)

5.50%, 10/1/21(8)	35	35,175

Sirius XM Radio, Inc.

5.00%, 8/1/27(8)	875	923,125

26	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Univision Communications, Inc.

6.75%, 9/15/22(8)	241	$244,615

		$1,832,915

Retailers (Except Food and Drug) — 0.1%

Party City Holdings, Inc.

6.125%, 8/15/23(8)	55	$55,413

6.625%, 8/1/26(8)	476	461,720

		$517,133

Road & Rail — 0.0%(10)

Watco Cos., LLC/Watco Finance Corp.

6.375%, 4/1/23(8)	45	$46,013

		$46,013

Software and Services — 0.0%(10)

IHS Markit, Ltd.

5.00%, 11/1/22(8)	60	$64,225

		$64,225

Steel — 0.2%

Allegheny Technologies, Inc.

7.875%, 8/15/23	972	$1,062,202

		$1,062,202

Surface Transport — 0.2%

DAE Funding, LLC

5.00%, 8/1/24(8)	875	$915,513

XPO Logistics, Inc.

6.50%, 6/15/22(8)	56	57,190

		$972,703

Telecommunications — 1.0%

CenturyLink, Inc.

6.75%, 12/1/23	40	$44,650

CommScope Technologies, LLC

6.00%, 6/15/25(8)	45	40,511

5.00%, 3/15/27(8)	880	723,800

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd.

8.75%, 5/25/24(8)	550	523,875

Security	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Hughes Satellite Systems Corp.

6.625%, 8/1/26	875	$949,375

Intelsat Jackson Holdings S.A.

5.50%, 8/1/23	25	23,500

8.50%, 10/15/24(8)	447	451,331

Level 3 Financing, Inc.

5.375%, 1/15/24	25	25,531

Sprint Communications, Inc.

7.00%, 8/15/20	144	148,705

6.00%, 11/15/22	5	5,300

Sprint Corp.

7.25%, 9/15/21	225	240,651

7.875%, 9/15/23	1,334	1,475,738

7.625%, 2/15/25	327	360,109

T-Mobile USA, Inc.

6.375%, 3/1/25	35	36,407

6.50%, 1/15/26	110	117,986

		$5,167,469

Utilities — 0.4%

Calpine Corp.

5.25%, 6/1/26(8)	1,925	$2,009,219

Vistra Energy Corp.

8.125%, 1/30/26(8)	25	26,875

		$2,036,094

Total Corporate Bonds & Notes (identified cost $63,651,829)		$64,219,287

Asset-Backed Securities — 5.2%
Security	Principal Amount (000’s omitted)	Value

Ares LII CLO, Ltd.

Series 2019-52A, Class E, 8.503%, (3 mo. USD LIBOR + 6.55%), 4/22/31(8)(11)	$750	$719,419

Ares XXXIIR CLO, Ltd.

Series 2014-32RA, Class D, 8.008%, (3 mo. USD LIBOR + 5.85%), 5/15/30(8)(11)	2,000	1,814,306

Bardot CLO, Ltd.

Series 2019-2A, Class E, 8.816%, (3 mo. USD LIBOR + 6.95%), 10/22/32(8)(14)	1,000	955,000

Benefit Street Partners CLO XVII, Ltd.

Series 2019-17A, Class E, 8.601%, (3 mo. USD LIBOR + 6.60%), 7/15/32(8)(11)	1,000	949,501

27	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Benefit Street Partners CLO XVIII, Ltd.

Series 2019-18A, Class E, 8.809%, (3 mo. USD LIBOR + 6.90%), 10/15/32(8)(14)	$1,000	$969,809

BlueMountain CLO XXV, Ltd.

Series 2019-25A, Class E, 8.986%, (3 mo. USD LIBOR + 6.70%), 7/15/32(8)(11)	1,000	982,118

BlueMountain CLO XXVI, Ltd.

Series 2019-26A, Class E, (3 mo. USD LIBOR + 7.70%), 10/20/32(8)(14)	1,500	1,484,314

Canyon Capital CLO, Ltd.

Series 2019-2A, Class E, 9.238%, (3 mo. USD LIBOR + 7.15%), 10/15/32(8)(11)	400	389,020

Carlyle Global Market Strategies CLO, Ltd.

Series 2012-3A, Class DR2, 8.486%, (3 mo. USD LIBOR + 6.50%), 1/14/32(8)(11)	1,200	1,068,167

Series 2015-5A, Class DR, 8.666%, (3 mo. USD LIBOR + 6.70%), 1/20/32(8)(11)	500	455,680

Cedar Funding X CLO, Ltd.

Series 2019-10A, Class E, 9.131%, (3 mo. USD LIBOR + 7.00%), 10/20/32(8)(11)	1,000	972,047

Dryden Senior Loan Fund

Series 2015-40A, Class ER, 7.908%, (3 mo. USD LIBOR + 5.75%), 8/15/31(8)(11)	1,000	905,298

Fort Washington CLO 2019-1, Ltd.

Series 2019-1A, Class E, 9.158%, (3 mo. USD LIBOR + 7.25%), 10/20/32(8)(14)	1,000	959,269

Galaxy XV CLO, Ltd.

Series 2013-15A, Class ER, 8.646%, (3 mo. USD LIBOR + 6.65%), 10/15/30(8)(11)	1,000	898,643

Galaxy XXI CLO, Ltd.

Series 2015-21A, Class ER, 7.216%, (3 mo. USD LIBOR + 5.25%), 4/20/31(8)(11)	1,000	859,930

Galaxy XXV CLO, Ltd.

Series 2018-25A, Class E, 7.89%, (3 mo. USD LIBOR + 5.95%), 10/25/31(8)(11)	250	221,736

Golub Capital Partners CLO 23M, Ltd.

Series 2015-23A, Class ER, 7.716%, (3 mo. USD LIBOR + 5.75%), 1/20/31(8)(11)	1,200	1,020,897

Kayne CLO 5, Ltd.

Series 2019-5A, Class E, 8.881%, (3 mo. USD LIBOR + 6.70%), 7/24/32(8)(11)	1,000	936,898

Madison Park Funding XXXVII, Ltd.

Series 2019-37A, Class E, 8.853%, (3 mo. USD LIBOR + 6.55%), 7/15/32(8)(11)	1,000	951,964

Neuberger Berman Loan Advisers CLO 31, Ltd.

Series 2019-31A, Class E, 8.716%, (3 mo. USD LIBOR + 6.75%), 4/20/31(8)(11)	600	570,539

Neuberger Berman Loan Advisers CLO 33, Ltd.

Series 2019-33A, Class E, 8.94%, (3 mo. USD LIBOR + 6.80%), 10/16/32(8)(11)	1,000	984,681

Security	Principal Amount (000’s omitted)	Value

Palmer Square CLO, Ltd.

Series 2013-2A, Class DRR, 8.153%, (3 mo. USD LIBOR + 5.85%), 10/17/31(8)(11)	$900	$836,432

Series 2015-2A, Class DR, 8.466%, (3 mo. USD LIBOR + 6.50%), 7/20/30(8)(11)	1,200	1,154,853

Series 2019-1A, Class D, 8.935%, (3 mo. USD LIBOR + 7.00%), 11/14/32(8)(11)	1,000	1,000,000

Regatta XII Funding, Ltd.

Series 2019-1A, Class E, 8.851%, (3 mo. USD LIBOR + 6.85%), 10/15/32(8)(11)	500	491,187

Southwick Park CLO, LLC

Series 2019-4A, Class E, 8.866%, (3 mo. USD LIBOR + 6.70%), 7/20/32(8)(11)	2,000	1,927,047

Vibrant CLO X, Ltd.

Series 2018-10A, Class D, 8.156%, (3 mo. USD LIBOR + 6.19%), 10/20/31(8)(11)	775	653,179

Vibrant CLO XI, Ltd.

Series 2019-11A, Class D, 8.869%, (3 mo. USD LIBOR + 6.77%), 7/20/32(8)(11)	1,000	908,728

Voya CLO, Ltd.

Series 2013-1A, Class DR, 8.481%, (3 mo. USD LIBOR + 6.48%), 10/15/30(8)(11)	2,000	1,763,879

Total Asset-Backed Securities (identified cost $29,355,434)		$27,804,541

Common Stocks — 1.5%
Security	Shares	Value

Aerospace and Defense — 0.2%

IAP Global Services, LLC(3)(15)(16)	55	$728,223

		$728,223

Automotive — 0.1%

Dayco Products, LLC(15)(16)	18,702	$504,954

		$504,954

Business Equipment and Services — 0.0%(10)

Crossmark Holdings, Inc.(15)(16)	2,801	$168,060

		$168,060

Chemicals and Plastics — 0.1%

Hexion Holdings Corp., Class B(15)(16)	38,940	$393,294

		$393,294

28	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Electronics / Electrical — 0.1%

Answers Corp.(3)(15)(16)	93,678	$184,546

		$184,546

Health Care — 0.0%

New Millennium Holdco, Inc.(3)(15)(16)	61,354	$0

		$0

Nonferrous Metals / Minerals — 0.0%

ASP United/GHX Holding, LLC(3)(15)(16)	76,163	$0

		$0

Oil and Gas — 0.5%

AFG Holdings, Inc.(3)(15)(16)	29,086	$1,257,097

Fieldwood Energy, Inc.(15)(16)	19,189	470,131

Nine Point Energy Holdings, Inc.(3)(15)(17)	758	7

Samson Resources II, LLC, Class A(15)(16)	44,102	1,077,743

Southcross Holdings Group, LLC(3)(15)(16)	59	0

Southcross Holdings L.P., Class A(16)	59	28,025

		$2,833,003

Publishing — 0.3%

ION Media Networks, Inc.(3)(16)	3,990	$1,776,188

Tweddle Group, Inc.(3)(15)(16)	1,778	569

		$1,776,757

Radio and Television — 0.2%

Clear Channel Outdoor Holdings, Inc.(15)(16)	86,335	$201,161

Cumulus Media, Inc., Class A(15)(16)	38,163	522,451

iHeartMedia, Inc., Class A(15)(16)	36,714	526,479

		$1,250,091

Retailers (Except Food and Drug) — 0.0%(10)

David’s Bridal, Inc.(15)(16)	18,846	$1,036

		$1,036

Total Common Stocks (identified cost $6,751,130)		$7,839,964

Convertible Preferred Stocks — 0.0%(10)
Security	Shares	Value

Oil and Gas — 0.0%(10)

Nine Point Energy Holdings, Inc., Series A, 12.00%(3)(15)(17)	14	$8,089

Total Convertible Preferred Stocks (identified cost $14,000)		$8,089

Closed-End Funds — 1.9%
Security	Shares	Value

BlackRock Floating Rate Income Strategies Fund, Inc.	99,936	$1,270,187

Invesco Senior Income Trust	483,234	2,019,918

Nuveen Credit Strategies Income Fund	365,228	2,691,730

Nuveen Floating Rate Income Fund	148,079	1,396,385

Nuveen Floating Rate Income Opportunity Fund	103,281	981,169

Voya Prime Rate Trust	396,676	1,904,045

Total Closed-End Funds (identified cost $12,168,732)		$10,263,434

Miscellaneous — 0.0%(10)
Security	Shares/ Principal Amount	Value

Oil and Gas — 0.0%(10)

Paragon Offshore Finance Company, Class A(15)(16)	1,527	$764

Paragon Offshore Finance Company, Class B(15)(16)	764	17,572

		$18,336

Telecommunications — 0.0%

Avaya, Inc., Escrow Certificates(3)(15)	$25,000	$0

		$0

Total Miscellaneous (identified cost $16,616)		$18,336

29	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Short-Term Investments — 2.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.97%(18)	12,482,152	$12,482,152

Total Short-Term Investments (identified cost $12,481,304)		$12,482,152

Total Investments — 157.4% (identified cost $874,657,422)		$841,667,608

Less Unfunded Loan Commitments — (0.1)%		$(451,280)

Net Investments — 157.3% (identified cost $874,206,142)		$841,216,328

Other Assets, Less Liabilities — (43.1)%		$(230,684,941)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (14.2)%		$(75,817,740)

Net Assets Applicable to Common Shares — 100.0%		$534,713,647

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2019, the total value of unfunded loan commitments is $437,851. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 13).

(4)

The stated interest rate represents the weighted average interest rate at October 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)	This Senior Loan will settle after October 31, 2019, at which time the interest rate will be determined.
(6)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Fixed-rate loan.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2019, the aggregate value of these securities is $72,680,209 or 13.6% of the Trust’s net assets applicable to common shares.

(9)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(10)	Amount is less than 0.05%.

(11)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2019.

(12)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(13)	Security converts to variable rate after the indicated fixed-rate coupon period.

(14)	When-issued, variable rate security whose interest rate will be determined after October 31, 2019.

(15)	Non-income producing security.

(16)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(17)	Restricted security (see Note 7).

(18)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2019.

30	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	2,200,000	USD	2,433,971	State Street Bank and Trust Company	11/29/19	$23,650	$—

USD	643,372	CAD	854,243	HSBC Bank USA, N.A.	11/29/19	—	(5,243)

USD	4,390,471	EUR	4,000,000	State Street Bank and Trust Company	11/29/19	—	(77,930)

USD	13,614,368	EUR	12,207,349	State Street Bank and Trust Company	11/29/19	—	(22,464)

USD	748,964	EUR	673,151	State Street Bank and Trust Company	11/29/19	—	(3,013)

EUR	2,200,000	USD	2,439,123	State Street Bank and Trust Company	12/30/19	24,382	—

USD	18,177,469	EUR	16,527,451	HSBC Bank USA, N.A.	12/30/19	—	(329,553)

USD	1,336,223	EUR	1,200,000	HSBC Bank USA, N.A.	12/30/19	—	(7,507)

USD	16,480,777	EUR	14,738,205	Goldman Sachs International	1/31/20	—	(57,435)

USD	1,466,950	GBP	1,136,737	State Street Bank and Trust Company	1/31/20	—	(9,760)

						$48,032	$(512,905)

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

31	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Statement of Assets and Liabilities

Assets	October 31, 2019

Unaffiliated investments, at value (identified cost, $861,724,838)	$828,734,176

Affiliated investment, at value (identified cost, $12,481,304)	12,482,152

Cash	9,854,534

Deposits for derivatives collateral — forward foreign currency exchange contracts	309,343

Foreign currency, at value (identified cost, $710,067)	710,181

Interest and dividends receivable	3,146,122

Dividends receivable from affiliated investment	22,115

Receivable for investments sold	1,517,047

Receivable for open forward foreign currency exchange contracts	48,032

Prepaid upfront fees on notes payable	55,154

Prepaid expenses	62,789

Total assets	$856,941,645

Liabilities

Notes payable	$218,000,000

Payable for investments purchased	22,156,034

Payable for when-issued securities	4,359,400

Payable for open forward foreign currency exchange contracts	512,905

Payable to affiliates:

Investment adviser fee	533,954

Trustees’ fees	3,455

Accrued expenses	844,510

Total liabilities	$246,410,258

Auction preferred shares (3,032 shares outstanding) at liquidation value plus cumulative unpaid dividends	$75,817,740

Net assets applicable to common shares	$534,713,647

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 36,848,313 shares issued and outstanding	$368,483

Additional paid-in capital	565,667,097

Accumulated loss	(31,321,933)

Net assets applicable to common shares	$534,713,647

Net Asset Value Per Common Share

($534,713,647 ÷ 36,848,313 common shares issued and outstanding)	$14.51

32	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Statement of Operations

Investment Income	Year Ended October 31, 2019

Interest and other income	$48,582,341

Dividends	2,193,107

Dividends from affiliated investment	272,701

Total investment income	$51,048,149

Expenses

Investment adviser fee	$6,352,420

Trustees’ fees and expenses	44,382

Custodian fee	263,983

Transfer and dividend disbursing agent fees	19,483

Legal and accounting services	87,250

Printing and postage	62,107

Interest expense and fees	7,666,223

Preferred shares service fee	76,314

Miscellaneous	118,126

Total expenses	$14,690,288

Net investment income	$36,357,861

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(5,648,958)

Investment transactions — affiliated investment	(997)

Proceeds from securities litigation settlements	97,585

Foreign currency transactions	310,873

Forward foreign currency exchange contracts	3,973,985

Net realized loss	$(1,267,512)

Change in unrealized appreciation (depreciation) —

Investments	$(26,276,978)

Investments — affiliated investment	1,496

Foreign currency	22,016

Forward foreign currency exchange contracts	(1,880,033)

Net change in unrealized appreciation (depreciation)	$(28,133,499)

Net realized and unrealized loss	$(29,401,011)

Distributions to preferred shareholders	$(2,658,907)

Net increase in net assets from operations	$4,297,943

33	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$36,357,861	$32,626,752

Net realized gain (loss)	(1,267,512)	10,847,141

Net change in unrealized appreciation (depreciation)	(28,133,499)	(5,061,939)

Distributions to preferred shareholders	(2,658,907)	(2,419,087)

Discount on redemption and repurchase of auction preferred shares	—	1,608,000

Net increase in net assets from operations	$4,297,943	$37,600,867

Distributions to common shareholders	$(36,074,498)	$(31,542,156)

Net increase (decrease) in net assets	$(31,776,555)	$6,058,711

Net Assets Applicable to Common Shares

At beginning of year	$566,490,202	$560,431,491

At end of year	$534,713,647	$566,490,202

34	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2019

Net increase in net assets from operations	$4,297,943

Distributions to preferred shareholders	2,658,907

Net increase in net assets from operations excluding distributions to preferred shareholders	$6,956,850

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(231,372,554)

Investments sold and principal repayments	239,216,175

Decrease in short-term investments, net	1,121,173

Net amortization/accretion of premium (discount)	(787,388)

Amortization of prepaid upfront fees on notes payable	135,248

Increase in interest and dividends receivable	(672,372)

Increase in dividends receivable from affiliated investment	(5,410)

Decrease in receivable for open forward foreign currency exchange contracts	1,367,128

Increase in prepaid expenses	(4,880)

Decrease in cash collateral due to broker	(1,260,097)

Increase in payable for open forward foreign currency exchange contracts	512,905

Decrease in payable to affiliate for investment adviser fee	(19,356)

Increase in payable to affiliate for Trustees’ fees	271

Decrease in accrued expenses	(119,830)

Increase in unfunded loan commitments	65,784

Net change in unrealized (appreciation) depreciation from investments	26,275,482

Net realized loss from investments	5,649,955

Net cash provided by operating activities	$47,059,084

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(36,074,498)

Cash distributions paid to preferred shareholders	(2,656,778)

Proceeds from notes payable	36,000,000

Repayments of notes payable	(40,000,000)

Payment of prepaid upfront fees on notes payable	(127,500)

Net cash used in financing activities	$(42,858,776)

Net increase in cash and restricted cash*	$4,200,308

Cash and restricted cash at beginning of year(1)	$6,673,750

Cash and restricted cash at end of year(1)	$10,874,058

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$7,719,803

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $1,428.

(1)	Balance includes foreign currency, at value.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

	October 31,
	2019	2018

Cash	$9,854,534	$3,142,704

Deposits for derivatives collateral —

Forward foreign currency exchange contracts	309,343	1,260,097

Foreign currency	710,181	2,270,949

Total cash and restricted cash as shown on the Statement of Cash Flows	$10,874,058	$6,673,750

35	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
	2019	2018		2017	2016		2015

Net asset value — Beginning of year (Common shares)	$15.370	$15.210		$14.860	$14.350		$15.330

Income (Loss) From Operations

Net investment income(1)	$0.987	$0.885		$0.898	$0.963		$0.943

Net realized and unrealized gain (loss)	(0.796)	0.153		0.359	0.459		(0.979)

Distributions to preferred shareholders

From net investment income(1)	(0.072)	(0.066)		(0.034)	(0.019)		(0.006)

Discount on redemption and repurchase of auction preferred shares(1)	—	0.044		—	0.048		—

Total income (loss) from operations	$0.119	$1.016		$1.223	$1.451		$(0.042)

Less Distributions to Common Shareholders

From net investment income	$(0.979)	$(0.856)		$(0.873)	$(0.941)		$(0.938)

Total distributions to common shareholders	$(0.979)	$(0.856)		$(0.873)	$(0.941)		$(0.938)

Net asset value — End of year (Common shares)	$14.510	$15.370		$15.210	$14.860		$14.350

Market value — End of year (Common shares)	$12.910	$13.430		$14.550	$14.150		$12.970

Total Investment Return on Net Asset Value(2)	1.69%	7.25	%(3)	8.54%	11.31	%(4)	0.15%

Total Investment Return on Market Value(2)	3.55%	(2.04)%		9.04%	17.27%		(1.24)%

36	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Net assets applicable to common shares, end of year (000’s omitted)	$534,714	$566,490	$560,431	$547,620	$528,561

Ratios (as a percentage of average daily net assets applicable to common shares):(5)†

Expenses excluding interest and fees(6)	1.28%	1.31%	1.34%	1.38%	1.39%

Interest and fee expense(7)	1.40%	1.06%	0.75%	0.49%	0.42%

Total expenses(6)	2.68%	2.37%	2.09%	1.87%	1.81%

Net investment income	6.64%	5.78%	5.93%	6.84%	6.27%

Portfolio Turnover	28%	32%	42%	35%	32%

Senior Securities:

Total notes payable outstanding (in 000’s)	$218,000	$222,000	$199,000	$198,000	$208,000

Asset coverage per $1,000 of notes payable(8)	$3,801	$3,893	$4,298	$4,250	$4,172

Total preferred shares outstanding	3,032	3,032	3,836	3,836	5,252

Asset coverage per preferred share(9)	$70,501	$72,558	$72,511	$71,584	$63,946

Involuntary liquidation preference per preferred share(10)	$25,000	$25,000	$25,000	$25,000	$25,000

Approximate market value per preferred share(10)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 92% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 6.94%.

(4)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 95% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 10.95%.

(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Interest and fee expense relates to the notes payable incurred to partially redeem the Trust’s APS (see Note 9).

(8)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(9)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 282%, 290%, 290%, 286% and 256% at October 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(10)	Plus accumulated and unpaid dividends.

†

Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any. Ratios for periods less than one year are annualized.

	Year Ended October 31,
	2019	2018	2017	2016	2015

Expenses excluding interest and fees	0.82%	0.85%	0.87%	0.88%	0.86%

Interest and fee expense	0.91%	0.69%	0.49%	0.31%	0.26%

Total expenses	1.73%	1.54%	1.36%	1.19%	1.12%

Net investment income	4.29%	3.76%	3.85%	4.34%	3.90%

37	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Senior Floating-Rate Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide a high level of current income. The Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives.  Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies.  Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund.  The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation.  Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based

38

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Notes to Financial Statements — continued

on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2019, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2019, the Trust had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  New Accounting Pronouncement — During the year ended October 31, 2019, the Trust adopted the FASB’s Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230) — Restricted Cash” (ASU 2016-18), which became effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. Pursuant to the new standard, the Trust is required to include amounts described as restricted cash and restricted

39

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Notes to Financial Statements — continued

cash equivalents with cash and cash equivalents when reconciling the beginning-of-year and end-of-year total amounts shown on the Statement of Cash Flows. Prior to the change, such amounts were disclosed separately within the Statement of Cash Flows. This change in accounting had no impact on the Trust’s net assets.

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on January 26, 2004 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A and Series B, and approximately monthly for Series C and Series D by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

The number of APS issued and outstanding at October 31, 2019 are as follows:

APS Issued and Outstanding

Series A	739

Series B	763

Series C	738

Series D	792

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

During the year ended October 31, 2018, the Trust redeemed a portion of its APS pursuant to a tender offer to purchase up to 21% of its outstanding APS at a price per share equal to 92% of the APS liquidation preference of $25,000 per share (or $23,000 per share), plus any accrued but unpaid APS dividends. The financing for the partial redemption of the Trust’s APS was provided by a committed financing arrangement (see Note 9). The number of APS redeemed pursuant to the tender offer and the redemption amount (excluding the final dividend payment) were as follows:

	APS Redeemed	Redemption Amount

Series A	220	$5,060,000

Series B	196	4,508,000

Series C	221	5,083,000

Series D	167	3,841,000

There were no transactions in APS during the year ended October 31, 2019.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend

40

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Notes to Financial Statements — continued

period. The dividend rates for the APS at October 31, 2019, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at October 31, 2019	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	2.86%	$647,056	3.50%	2.66–3.83

Series B	2.86	667,418	3.50	2.66–3.83

Series C	2.86	645,628	3.50	2.86–3.67

Series D	2.86	698,805	3.53	2.86–3.83

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of October 31, 2019.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended October 31,
	2019	2018

Ordinary income	$38,733,405	$33,961,243

During the year ended October 31, 2019, accumulated loss was decreased by $811,667 and paid-in capital was decreased by $811,667 primarily due to expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of October 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$5,825,375

Deferred capital losses	$(4,704,574)

Net unrealized depreciation	$(32,442,734)

At October 31, 2019, the Trust, for federal income tax purposes, had deferred capital losses of $4,704,574 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2019, $4,561,042 are long-term and $143,532 are short-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Trust at October 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$873,538,175

Gross unrealized appreciation	$9,126,610

Gross unrealized depreciation	(41,448,457)

Net unrealized depreciation	$(32,321,847)

41

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Notes to Financial Statements — continued

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended October 31, 2019, the Trust’s investment adviser fee amounted to $6,352,420. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $237,677,846 and $236,923,582, respectively, for the year ended October 31, 2019.

6  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended October 31, 2019 and October 31, 2018.

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 4,084,905 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended October 31, 2019 and October 31, 2018, there were no shares sold by the Trust pursuant to its shelf offering.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended October 31, 2019 and October 31, 2018.

7  Restricted Securities

At October 31, 2019, the Trust owned the following securities (representing less than 0.01% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Nine Point Energy Holdings, Inc.	7/15/14	758	$34,721	$7

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	14	$14,000	$8,089

Total Restricted Securities			$48,721	$8,096

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at

42

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Notes to Financial Statements — continued

October 31, 2019 is included in the Portfolio of Investments. At October 31, 2019, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At October 31, 2019, the fair value of derivatives with credit-related contingent features in a net liability position was $512,905. The aggregate fair value of assets pledged as collateral by the Trust for such liability was $309,343 at October 31, 2019.

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2019 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$48,032	$(512,905)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets and pledged by the Trust for such liabilities as of October 31, 2019.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

State Street Bank and Trust Company	$48,032	$(48,032)	$—	$—	$—

	$48,032	$(48,032)	$—	$—	$—

43

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(57,435)	$—	$—	$—	$(57,435)

HSBC Bank USA, N.A.	(342,303)	—	—	309,343	(32,960)

State Street Bank and Trust Company	(113,167)	48,032	—	—	(65,135)

	$(512,905)	$48,032	$—	$309,343	$(155,530)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$3,973,985	$(1,880,033)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2019, which is indicative of the volume of this derivative type, was approximately $55,022,000.

9  Credit Agreement

The Trust has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $255 million pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Trust. Interest is generally charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through March 17, 2020, the Trust pays a facility fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 19, 2019, the Trust paid an upfront fee of $127,500, which is being amortized to interest expense through March 17, 2020. The unamortized balance at October 31, 2019 is approximately $55,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2019, the Trust had borrowings outstanding under the Agreement of $218,000,000 at an annual interest rate of 2.69%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2019 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 13) at October 31, 2019. For the year ended October 31, 2019, the average borrowings under the Agreement and the average interest rate (excluding fees) were $223,676,712 and 3.18%, respectively.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

44

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Notes to Financial Statements — continued

11  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

12  Investments in Affiliated Funds

At October 31, 2019, the value of the Trust’s investment in affiliated funds was $12,482,152, which represents 2.3% of the Trust’s net assets applicable to common shares. Transactions in affiliated funds by the Trust for the year ended October 31, 2019 were as follows:

Name of Affiliated Fund	Value, Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value, End of Period	Dividend Income	Units, End of Period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.97%	$13,602,826	$224,209,435	$(225,330,608)	$(997)	$1,496	$12,482,152	$272,701	12,482,152

13  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

45

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Notes to Financial Statements — continued

At October 31, 2019, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$715,921,900	$2,658,625	$718,580,525

Corporate Bonds & Notes	—	64,219,287	—	64,219,287

Asset-Backed Securities	—	27,804,541	—	27,804,541

Common Stocks	1,643,385	2,249,949	3,946,630	7,839,964

Convertible Preferred Stocks	—	—	8,089	8,089

Closed-End Funds	10,263,434	—	—	10,263,434

Miscellaneous	—	18,336	0	18,336

Short-Term Investments	—	12,482,152	—	12,482,152

Total Investments	$11,906,819	$822,696,165	$6,613,344	$841,216,328

Forward Foreign Currency Exchange Contracts	$—	$48,032	$—	$48,032

Total	$11,906,819	$822,744,197	$6,613,344	$841,264,360

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(512,905)	$—	$(512,905)

Total	$—	$(512,905)	$—	$(512,905)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2019 is not presented.

14  Legal Proceedings

In May 2015, the Trust was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT sought (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Trust was approximately $3,470,000. In April 2019, the parties to the litigation reached a settlement agreement in principle, subject to Court approval. On June 12, 2019, the Court approved the settlement, and all claims and cross claims in the litigation were dismissed on July 2, 2019. The Trust did not suffer any loss to the Trust’s net asset value as a result of the settlement and recovered a portion of the attorney’s fees and costs incurred, which were previously expensed by the Trust.

46

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Floating-Rate Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Floating-Rate Trust (the “Trust”), including the portfolio of investments, as of October 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of October 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 17, 2019

We have serevd as the auditor of one or more Eaton Vance investment companies since 1959.

47

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended October 31, 2019, the Trust designates approximately $2,193,107, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Trust’s dividend distribution that qualifies under tax law. For the Trust’s fiscal 2019 ordinary income dividends, 2.74% qualifies for the corporate dividends received deduction.

48

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on August 15, 2019. The following action was taken by the shareholders:

Item 1:  The election of Cynthia E. Frost, Valerie A. Mosley and Scott E. Wennerholm as Class I Trustees of the Trust for a three-year term expiring in 2022.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld

Cynthia E. Frost	32,182,058	908,090

Valerie A. Mosley	31,895,859	1,194,289

Scott E. Wennerholm	31,963,709	1,126,439

49

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

50

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                          Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Floating-Rate Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

51

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Senior Floating-Rate Trust (the Trust) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Trust Position(s)	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2020. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2020. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2022. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee(2)	Until 2020. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2022. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

52

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2020. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee(2)	Until 2021. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class III Trustee	Until 2021. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Class III Trustee	Until 2021. Trustee since 2018.

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class III Trustee	Until 2021. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class I Trustee	Until 2022. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

53

Eaton Vance

Senior Floating-Rate Trust

October 31, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)	APS Trustee
(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

54

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

55

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2025    10.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2018 and October 31, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/18	10/31/19
Audit Fees	$94,000	$100,063
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,299	$16,151
All Other Fees(3)	$0	$0

Total	$112,299	$116,214

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2018 and October 31, 2019; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/18	10/31/19
Registrant	$18,299	$16,151
Eaton Vance(1)	$126,485	$59,903

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expect to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. William E. Holt, Catherine C. McDermott, Daniel P. McElaney, Craig P. Russ, Scott H. Page and Andrew N. Sveen comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments.

Messrs. Holt, McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Trust since March 2019. Messrs. Russ and Page are Vice Presidents of EVM and have been portfolio managers of the Trust since November 2003. Messrs. Russ, Page and Sveen and Ms. McDermott have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of April 30, 2019, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
William E. Holt
Registered Investment Companies	5	$2,774.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Catherine C. McDermott
Registered Investment Companies	8	$5,759.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Daniel P. McElaney
Registered Investment Companies	5	$2,774.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Craig P. Russ
Registered Investment Companies	9	$21,618.6	0	$0
Other Pooled Investment Vehicles	5	$5,969.8	0	$0
Other Accounts	7	$5,265.2	0	$0

Andrew N. Sveen
Registered Investment Companies	10	$22,915.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows, as of April 30, 2019, the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
William E. Holt	None
Catherine C. McDermott	None
Daniel P. McElaney	None
Craig P. Russ	$100,001 - $500,000
Andrew N. Sveen	$100,001 - $500,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of EVC nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio (Sharpe Ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Floating-Rate Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 23, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 23, 2019